SUPPLEMENT DATED MARCH 12, 2018 TO THE SUMMARY PROSPECTUSES

OF VANECK VECTORS ETF TRUST

Dated May 1, 2017

This Supplement updates certain information contained in the above-dated Summary Prospectuses for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Israel ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF (each, a “Fund” and collective, the “Funds”), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective March 12, 2018, George Chao was replaced as a portfolio manager for each Fund by Guo Hua (Jason) Jin. Accordingly, each Summary Prospectus is supplemented as follows:

The information respecting George Chao in the “Portfolio Management – Portfolio Managers” section of each Summary Prospectus is hereby deleted and replaced with the following:

Name	Title with Adviser	Date Began Managing the Fund
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

Please retain this supplement for future reference.